Exhibit 10.7
TERM SHEET
October 11, 2005
1.	Period covered by Term Sheet:

November 1, 2005 through October 31, 2006

2.	Quantity of Gas to be Delivered:

Estimated 38,500 Dt/Month (See Attached Exhibit)

3.	Points of Delivery:

Into Dominion Transmission, Inc.

4.	Price:

100% of Index (as published by Inside F.E.R.C.’s Gas Market Report for Appalachian gas delivered into Dominion Transmission for the first of the month) plus $.02/Dt. The Seller may request a negotiation of a mutually agreeable fixed price at a later date.

5.	The conditions of the Term Sheet are binding unless disputed within (3) business days.
APPROVED AND AGREED to as the Term Sheet to the Agreement dated March 21, 2003, between EnerVest WV, LP and Riley Natural Gas Company.

Seller:	Buyer:

EnerVest WV, LP	Riley Natural Gas Company

/s/ Keneth Mariaw	/s/ Thomas E. Riley

Signature	Signature

Name: Keneth Mariaw	Name: Thomas E. Riley
Title: VP	Title: President
Date: 10/26/05	Date: JAN 10, 2006

ENERVEST WV, LP
EXHIBIT
to the Term Sheet dated
October 11, 2005

MID #	ACCOUNT #
3344101	AT3344101
3357201	AT3357201
3577501	AT3577501
3579401	AT3579401
4212301	AT4212301
4371301	AT4371301
4374101	AT4374101
4329201	ES4329201
3066001	RP1116112
3162401	RP1116114
3163101	RP1116116
3066401	RP1116118
3311501	RP1116122
3067501	RP1116123
3314501	RP1116129
3320601	RP1116130
3477001	RP1116140
4334101	RP1116151
3545601	RP1116152
3416001	RP1116153
3052001	RP1116155
3550301	RP1116157
4241301	RP1143015
4241401	RP1143016
3313701	RP1149601
4176401	KP1150301
3314901	RP1152802
3074901	RP1173401
3062001	RP1691101
3516201	RP3516201
1048601	RPH202401
1062301	RPH202403
1062401	RPH202404
1065201	RPH202406